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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2001
                                                         ---------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                    13-0853260
   -----------------------------------              ----------------------------
      (STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
            OF INCORPORATION)                          IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                 07087
   -----------------------------------                     --------------
          (ADDRESS OF PRINCIPAL                              (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           -------------------


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         Hanover Direct, Inc. has terminated effective as of the 30th day of December, 2000 the Intercompany Services Agreement effective as of the 27th day of December, 1998 by and between erizon, Inc., a Delaware corporation which is a subsidiary of the Registrant, and Hanover Brands, Inc., a Delaware corporation which is a subsidiary of the Registrant, as set forth in the Amendment to Intercompany Services Agreement attached hereto as EXHIBIT A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

         EXHIBIT A - Amendment effective as of the 30th day of December, 2000 to that certain Intercompany Services Agreement effective as of the 27th day of December, 1998 by and between erizon, Inc., a Delaware corporation which is a subsidiary of the Registrant, and Hanover Brands, Inc., a Delaware corporation which is a subsidiary of the Registrant






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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HANOVER DIRECT, INC.
                                       -------------------------------------
                                                  (Registrant)

January 19, 2001                       By:    /s/Brian C. Harriss
                                       -------------------------------------
                                       Name:  Brian C. Harriss
                                       Title: Senior Vice President and
                                              Chief Financial Officer